                                                                     EXHIBIT 3.1

                       NEUTRAL POSTURE ERGONOMICS, INC.     COMMON STOCK
                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF TEXAS

    NUMBER                                                     SHARES

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       AND LIMITATIONS

                                                      CUSIP 64125E 10 5

                                             THIS CERTIFICATE IS TRANSFERRABLE
                                             IN CHICAGO, IL OR IN NEW YORK, NY

THIS CERTIFIES THAT




IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE OF

                       NEUTRAL POSTURE ERGONOMICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:
        /s/ REBECCA BOENIGK               Countersigned and Registered:
        CHAIRMAN OF THE BOARD             HARRIS TRUST AND SAVINGS BANK
     AND CHIEF EXECUTIVE OFFICER

                              [SEAL]

                                                    Transfer Agent and Registrar
        /s/ GREGORY A. KATT                BY
        VICE PRESIDENT, CHIEF                       Authorized Signature
FINANCIAL OFFICER AND SECRETARY/TREASURER

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                       NEUTRAL POSTURE ERGONOMICS, INC.

    A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF NEUTRAL POSTURE ERGONOMICS, INC. (THE "COMPANY) TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE COMPANY TO FIX AND DETERMINE THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF SUBSEQUENT SERIES, (B) THE DENIAL TO THE COMPANY'S SHAREHOLDERS OF PREEMPTIVE RIGHTS, AND (C) THE DENIAL TO THE COMPANY'S SHAREHOLDERS OF THE RIGHT TO CUMULATIVE VOTING IS SET FORTH IN THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS, AS SUCH DOCUMENT MAY BE AMENDED FROM TIME TO TIME. THE COMPANY WILL FURNISH A COPY OF ANY SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

                                ABBREVIATIONS


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code of assignee)


  ----------------------------------------------------------------------------


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                                                                        Shares
  ----------------------------------------------------------------------
  of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

  Dated
       ---------------------------------

                                           X
                                           -----------------------------------
                  NOTICE:
                                           X
              THE SIGNATURE(S) TO          -----------------------------------
              THIS ASSIGNMENT
              MUST CORRESPOND
              WITH THE NAME(S) AS
              WRITTEN UPON THE
              FACE OF THE
              CERTIFICATE IN
              EVERY PARTICULAR
              WITHOUT
              ALTERATION OR
              ENLARGEMENT
              OR ANY CHANGE
              WHATEVER.

                                           THE SIGNATURE(S) MUST BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR
                                           INSTITUTION (BANKS, STOCKBROKERS,
                                           SAVINGS AND LOAN ASSOCIATIONS AND
                                           CREDIT UNIONS WITH MEMBERSHIP IN AN
                                           APPROVED SIGNATURE GUARANTEE
                                           MEDALLION PROGRAM), PURSUANT TO
                                           S.E.C. RULE 17Ad-15.


                                           -----------------------------------
                                           SIGNATURE(S) GUARANTEED BY:



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AMERICAN BANK NOTE COMPANY       SEPT 16, 1997fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807            052587bk
(562) 989-2333
(FAX) (562) 426-7450             Proof ___ REV 1
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